UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2026

Pioneer Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-38991	83-4274253
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

652 Albany Shaker Road, Albany, New York		12211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (518) 730-3025

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	PBFS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On July 21, 2026, the Board of Directors of Pioneer Bancorp, Inc. (“Pioneer”) appointed Michael T. Keegan to its Board of Directors.  Mr. Keegan is a recently retired banking executive with more than four decades of executive leadership experience in commercial banking, community banking, strategic growth, and community development. He most recently served as Senior Executive Vice President and Head of Community Banking at M&T Bank, where he was responsible for advancing community engagement and market-level strategies across the bank's footprint. Mr. Keegan retired from M&T Bank in 2025 after 31 years of service, concluding a distinguished career marked by leadership, community engagement, and a strong commitment to regional economic development. Mr. Keegan is a Co-Founder of In Medio Advisors, LLC and a Partner in Innovative Micro Grid Technologies.

Mr. Keegan is not a party to any transaction with Pioneer that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Keegan and any other persons pursuant to which he was selected as a director.  He will be eligible to participate in Pioneer’s 2020 Equity Incentive Plan and the Pioneer Bank Board of Trustees and Executive Employees Deferred Compensation Plan.

Mr. Keegan is expected to be appointed to the Audit and Compensation Committees of Pioneer’s Board of Directors. Mr. Keegan has also been appointed to the Boards of Trustees/Directors of Pioneer Bancorp, MHC and Pioneer Bank, National Association.

 A press release announcing the appointment of Mr. Keegan is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01
Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.
	99.1 104	Press release dated July 23, 2026 Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PIONEER BANCORP, INC.

DATE: July 23, 2026	By:	/s/ Patrick J. Hughes
Patrick J. Hughes
Executive Vice President and Chief Financial Officer